Exhibit 10.3
                                                                    ------------


Allegheny Energy Supply Company, LLC
Rate Schedule FERC No. 7


               ALLEGHENY ENERGY SUPPLY COMPANY, LLC RATE SCHEDULE
                                 (WEST VIRGINIA)
--------------------------------------------------------------------------------

CONTACT: The Potomac Edison Company dba Allegheny Power Energy Procurement Division
                           Attention:  Mark A. Mader
                           800 Cabin Hill Drive
                           Greensburg, PA  15601
                           Phone:  724-838-6276
                           FAX:  724-830-5404

BILLING ADDRESS:           800 Cabin Hill Drive
                           Greensburg, PA  15601

AE MARKETER:               Allegheny Energy Supply Company, LLC ("AE Supply")
                           Attention:  Jan M. Hanks
                           Phone:  724-853-3827
                           FAX:  724-853-3786

TRANSACTION:               E00-0003

GENERAL:                   This  is  a  "services  provision"  product  that  is
                           designed and priced to provide the flexibility necessary to serve a variable retail load. The inherent flexibility of this product is not intended to permit arbitrage in the wholesale markets. At its sole discretion, AE Supply may source the generation components of this product, in whole or in part, at any time, from any number of suppliers in the wholesale generation market, provided applicable ECAR rules are observed.

                           Other non-rate terms and conditions may be negotiated between the parties from time to time.

                           Allegheny Power agrees to exercise best efforts to minimize the risk to AE Supply, hereunder, which includes but is not limited to the following: enforce its tariff provisions, enforce retail contract provisions, enforce PURPA contract provisions, implement a generation buy-back program, support favorable regulatory initiatives, and actively manage the regulated West Virginia jurisdictional load obligation or default service, as appropriate.


Issued by David C. Benson, Vice President,             Effective: August 1, 2000
Allegheny Energy Supply Company, LLC
Issued on August 30, 2000

Allegheny Energy Supply Company, LLC
Rate Schedule FERC No. 7


TERM OF SERVICE:           August 1, 2000 through  December 31, 2010 or 10 years
                           from the date of the  initiation  of retail  electric
                           competition  in West  Virginia,  whichever  is later.
                           After 2010, this Agreement shall  automatically renew
                           upon  the   anniversary   date  and  each  subsequent
                           anniversary date, for a period of one (1) year, until cancelled by AE Supply.

DELIVERY POINT(S):         Into Allegheny Power Control Area, Seller's Choice

                           AE Supply will deliver firm power to Allegheny Power into the Allegheny Power electrical control area at any Allegheny Power transmission interconnection(s) and/or generator step-up transformer(s) within Allegheny Power.

                           AE Supply, at its sole discretion, may schedule the delivery of firm power to Allegheny Power in any combination of MW amounts and at any combination of delivery points, such that the total power supply requirements under this Agreement are met.

SCHEDULING:                Hours ending 01:00 through 24:00 EPT (24 hours)

                           Daily retail schedules will be submitted by Allegheny Power to AE Supply by 11:30 EPT, one (1) business day prior to delivery. A business day is any Monday through Friday excluding NERC holidays.

                           AE Supply 24-Hour Trading Desk:  724-853-3700
                                                      FAX:  724-853-3786

                           AE Supply will act as agent for Allegheny Power with respect to scheduling with the Allegheny Power Control Area or its successor, including any adjustments thereto, deemed necessary by the Control Area or AE Supply.

TYPE OF SERVICES:          AE Supply will provide firm power,  through any means
                           available, including purchases in amounts up to Allegheny Power's full regulated jurisdictional load obligation prior to retail electric competition and full default service retail requirements after the implementation of retail electric competition for the Potomac Edison franchise within the state of West
                           Virginia, including all losses and energy imbalance charges, whether those charges are for Supply or Consumption imbalance within Allegheny Power.


Issued by David C. Benson, Vice President,             Effective: August 1, 2000
Allegheny Energy Supply Company, LLC
Issued on August 30, 2000

Allegheny Energy Supply Company, LLC
Rate Schedule FERC No. 7


PRICE: The price for all MWhs delivered and services provided hereunder shall be the greater of the actual average annualized unbundled generation rate, exclusive of ancillary services, or 102% of the incremental cost AE Supply incurs in providing services during that period. For purposes of intra-year administration of this Agreement, the estimated average unbundled generation rates for each period are as follows:

                           PRE-COMPETITION: Prior to the initiation of electric retail competition in West Virginia, the estimated average unbundled generation rate shall be $31.57/MWh or as determined based on the power supply rates established by the West Virginia Public Service Commission.

                           YEAR 1 THROUGH YEAR 4: For the first four years following the initiation of electric retail competition in West Virginia, the estimated average unbundled generation rates shall be as below, or as determined based on the power supply rates established by the West Virginia Public Service Commission.

                                       YEAR 1             $31.57/MWh
                                       YEAR 2             $32.16/MWh
                                       YEAR 3             $32.37/MWh
                                       YEAR 4             $32.77/MWh

                           YEAR 5, 6 AND 7: The estimated average unbundled generation rate shall be the prior year's rate escalated at the higher of two percent (2 %) or the annual percentage change in the Gross Domestic Product Price Index (GDP-PI) minus one percent (1%), based on the power supply rates established by the West Virginia Public Service Commission.

                           YEAR 8: RESIDENTIAL & SMALL COMMERCIAL & INDUSTRIAL CUSTOMERS (PE Rate Schedules R, G, EM, MU, EMU, AL, OL, MSL, SL & PQ) The estimated average unbundled generation rate shall be the prior year's rate escalated by the lesser of ten percent (10%) or the amount necessary to bring such rate to ninety percent (90%) of the market price to provide service hereunder, based on the power supply rates established by the West Virginia Public Service Commission, but in no event shall this adjustment be less than zero.


Issued by David C. Benson, Vice President,             Effective: August 1, 2000
Allegheny Energy Supply Company, LLC
Issued on August 30, 2000

Allegheny Energy Supply Company, LLC
Rate Schedule FERC No. 7


                           LARGE COMMERCIAL & INDUSTRIAL CUSTOMERS (PE Rate Schedules E, CSH, PH, PP, LP & AGS) The estimated average unbundled generation rate shall be equal to the market price, plus 2% administration and hedging fee, to provide service hereunder, unless otherwise directed by the West Virginia Public Service Commission.

                           YEAR 9: RESIDENTIAL & SMALL COMMERCIAL & INDUSTRIAL CUSTOMERS (PE Rate Schedules R, G, EM, MU, EMU, AL, OL, MSL, SL & PQ) The estimated average unbundled generation rate shall be the prior year's rate escalated at the higher of two percent (2%) or the annual percentage change in the GDP-PI minus one percent (1%), based on the power supply rates established by the West Virginia Public Service Commission.

                           LARGE COMMERCIAL & INDUSTRIAL CUSTOMERS (PE Rate Schedules E, CSH, PH, PP, LP & AGS) The estimated average unbundled generation rate shall be equal to the market price, plus 2% administration and hedging fee, to provide service hereunder, unless otherwise directed by the West Virginia Public Service Commission.

                           YEAR 10: RESIDENTIAL & SMALL COMMERCIAL & INDUSTRIAL CUSTOMERS (PE Rate Schedules R, G, EM, MU, EMU, AL, OL, MSL, SL & PQ) The estimated average unbundled generation rate shall be the prior year's rate escalated by the lesser of ten percent (10%) or the amount necessary to bring such rate to ninety percent (90%) of the market price to provide service hereunder, based on the power supply rates approved by the West Virginia Public Service Commission, but in no event shall this adjustment be less than zero.

                           LARGE COMMERCIAL & INDUSTRIAL CUSTOMERS (PE Rate Schedules E, CSH, PH, PP, LP & AGS) The estimated average unbundled generation rate shall be equal to the market price, plus 2% administration and hedging fee, to provide service hereunder, unless otherwise directed by the West Virginia Public Service Commission.


Issued by David C. Benson, Vice President,             Effective: August 1, 2000
Allegheny Energy Supply Company, LLC
Issued on August 30, 2000

Allegheny Energy Supply Company, LLC
Rate Schedule FERC No. 7


                           YEAR 11 AND BEYOND: Beginning in the eleventh year subsequent to the initiation of electric retail competition in West Virginia, the estimated average unbundled generation rate for all customer classes shall be equal to the market price, plus 2% administration and hedging fee, to provide service hereunder, unless the Commission elects to extend the capped default service period, in which case the average unbundled generation rate for each customer class shall be determined by the West Virginia Public Service Commission.

                           Allegheny  Power  will pay the  applicable  estimated
                           average unbundled generation rate each month for services rendered and will true-up the payments to the actual average unbundled generation rate, including reconciliation imbalances, (or the multiple of incremental delivered cost, if applicable) subsequent to year-end and when pertinent data are available. Intra-year adjustments to the estimated booked-price, from time to time, may also be performed at Allegheny Power's discretion.

RESERVATION:               Allegheny  Power  will  provide  a  rolling  24 month
                           forecast of its  anticipated  retail load.  Allegheny
                           Power does not  guarantee  maximum  or minimum  load.
                           Reservations will be made on a monthly basis based on the most recent retail forecast.

ASSIGNMENT:                In AE Supply's sole discretion, this Agreement may be
                           assigned  to  any  organizational   successor  of  AE
                           Supply.  Prior to  assignment,  AE Supply will notify
                           Allegheny Power of its intentions.

CANCELLATION:              AE Supply may cancel this  Agreement at any time with
                           twelve (12) months written notification. Upon receipt of written notification, purchases hereunder will be reduced to the levels indicated by the following schedule:

                           270 days prior
                               to cancellation:   75% of the monthly reservation
                           180 days prior
                               to cancellation:   50% of the monthly reservation
                            90 days prior
                               to cancellation:   25% of the monthly reservation
                           Date of cancellation:   0% of the monthly reservation


Issued by David C. Benson, Vice President,             Effective: August 1, 2000
Allegheny Energy Supply Company, LLC
Issued on August 30, 2000

Allegheny Energy Supply Company, LLC
Rate Schedule FERC No. 7


BILLING AND
PAYMENT: Each Monday or next subsequent business day if Monday is a Banking or Company holiday, for the preceding seven-day period Sunday through Saturday, as deemed necessary by AE Supply, AE Supply shall notify Allegheny Power via email of the amount to be prepaid based on the transactions scheduled or a reasonable estimate for the pertinent period. Allegheny Power shall pay the requested prepaid amount within 24 hours of notification.

                           On or before the eighth working day of each calendar month, AE Supply shall calculate the amount due for the actual deliveries to Allegheny Power for the previous calendar month. That amount shall then be reconciled with the total prepaid amounts received from Allegheny Power during the previous calendar month. Any payment or credit due as the result of such reconciliation shall be made by the end of the twentieth (20th) calendar day of the month.

SPECIAL TERMS
AND CONDITIONS:            AE  Supply  will be  responsible  to meet all  retail
                           schedules provided by Allegheny Power, which retail schedules shall meet the notification guidelines of both Allegheny Power electric distribution company and AE Supply.

                           Interruptible Loads: Allegheny Power may have special arrangements with certain retail customers that permit curtailment for economic reasons. AE Supply will notify Allegheny Power by 9:00 am, one business day prior to delivery of its desire to interrupt load, including the quantity of load requested and the period of the interruption. Allegheny Power will reply to AE Supply no later than 10:30 am of the quantity of load available for interruption. AE Supply and Allegheny Power will share, at a ratio of 50/50, the net benefits of the hourly price avoided or received for each MWh of load interrupted. Allegheny Power will provide sufficient documentation to verify the load interrupted.

ALLEGHENY ENERGY SUPPLY COMPANY, LLC        THE POTOMAC EDISON COMPANY
                                            DBA ALLEGHENY POWER

By:  /s/ David C. Benson                    By: /s/ Ronald A. Magnuson
     --------------------------                 ---------------------------
         David C. Benson                            Ronald A. Magnuson


Title:  Vice President                      Title:  Vice President
       ------------------------                    ------------------------



Issued by David C. Benson, Vice President,             Effective: August 1, 2000
Allegheny Energy Supply Company, LLC
Issued on August 30, 2000